Exhibit 99.3

FORWAR D LOOKIN G STATEMENT S I DISCLAIMER Trinity Capital Inc. (the "Company") cautions that this presentation may contain forward - looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward - looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward - looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward - looking statements. By their nature, these forward - looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward - looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward - looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (C0VID - 19) pandemic. When relying on forward - looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital lnc . 's current assessment of its financial performance for the most recent period reported . Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital lnc.'s most recently filed Quarterly Report on Form 10 - Q, Annual Report on Form 10 - K or Registration Statement on Form 42481. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.

Trinity is at the forefront of technology and innovation, providing diversified financial solutions to the global growth economy with uncommon care for, and investment in, our people and partners.

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12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Tota l Investment s a t fai r value $873,470 $677,246 $597,696 $535,741 $493,651 Cas h an d cash equivalents 31,685 25,313 19,124 36,026 44,656 Restricted cash 15,057 15,000 15,341 15,259 16,445 Interest Receivable 5,551 4,481 4,065 3,924 3,468 Prepaid Expenses & Other Assets 11,355 5,367 5,221 3,037 1,488 August 2026 Notes payable, net of unamortized deferred financing cost $122,321 $122,436 2025 Notes payable, net of unamortized deferred financing cost 121,384 121,098 Decembe r 202 6 Note s payable , ne t o f unamortize d deferre d financin g cost Convertible Notes payable, net of unamortized deferred financing costs and 73,158 BALANCE SHEET discount Credi t Facilities 47,485 $91,000 47,350 $9,474 47,214 $68,947 47,113 $43,420 46,552 $132,893 Distribution Payable 9,803 8,959 7,682 7,396 4,947 Security Deposits 10,840 7,705 8,812 8,605 7,874 Accounts Payable, accrued expenses, and other liabilities 14,594 11,379 8,240 5,296 8,381

ASSET GROWTH Total Investments at FMV ($ in millions) Total Assets ($ in millions) $1.000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 $1.000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21

PORTFOLIO TRENDS TOTAL PORTFOLIO BY INVESTMENT TYPE C 1 > • Loans • Equipment Finance • Equity • Warrant Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 ► Stron g Asse t Diversification FIXED VS FLOATING DEBT INVESTMENTSC 2 > • Fixed • Floating Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 ► Pivoting to Floating Rate Portfolio (1) Based on Fair Market Value (2) Based on outstanding principal

DISCIPLINED CREDIT RATING Consistent and Disciplined Underwriting Standards 3.2 3.2 3.2 3.2 3.0 $800 $700 $600 $500 $400 $300 $200 $100 $0 3.5 3 2.5 - Total Debt Investments (FV, $ in million) 2 ....,.. Weighted Investment Credit Rating 1.5 1 01 - 20 02 - 20 03 - 20 04 - 20 01 - 21 02 - 21 03 - 21 04 - 21 Credit risk rating at Fair Value, 04 2021 - 04 2020 ($ inthousands) Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Very Strong Performance (4.0 - 5.0) $84,785 I 11.5% $83,915 16.2% $110,278 23.8% $92,519 20.9% Strong Performance (3.0 - 3.9) $236,466 32.1% $62,872 10.9% $224,287 38.8% $204,906 39.5% $164,709 35.4% 212,969 48.0% Performing (2.0 - 2.9) $396,846 53.9% $267,391 46.3% $199,449 38.5% $148,690 32.1% 116,895 26.4% Watch (1.6 - 1.9) $13,427 1.8% 19,230 4.3% Default/Workout (1.0 - 1.5) $4,444 0.6% $16,19 4 2.8% $6,919 1.2% $29,82 0 5.7% $343 0.1% $39,19 4 8.5% $812 0.2% 1,606 0.4% \ 'i'I:' .J[• ., I -- li l - £ - :TI I I - • .. • r - u

$12.44 $12.61 $13.01 $13.03

$17.58 - Trinit y NAV - Trmi yQu r En d Stoc k Pr1c

INCOME STATEMENT For the three months ended (In 000's , except per share amounts) Interest expense and other debt financing costs Compensation and benefits General and administrative 3,677 3,370 3,996 2,315 1,878 1,601 1,455 1,232 13 , 031 10,66 7 9,39 6 10 , 067 10 , 054 4,475 4,482 - 10 , 576 - - 11 , 123 - - 10 , 080 - - 7 , 253 - - 5 , 286 7,452 666 1,995 2,595 (5,029) 37,082 15,392 12,630 15,476 8,995 Total Operating Expenses NetInvestment Income (NII) Net Realized Gain / (Loss) from Investments Net Change in Unrealized Appreciation/ (Depreciation) from Investments Costs related to the acquisition of Trinity Capital Holdings, LLC. and Legacy Funds Net Increase (Decrease) in Net Assets from Operations $55 , 110 $27 , 181 $24 , 70 5 $25,324 $9 , 724 Net Investment Income (NII) per Share - Basic $0.39 $0.42 $0 . 38 $0 . 31 $0.29 Net Increas e (Decrease) in Net Assets resulting from Operations per $2.03 $1.02 $0.93 $1.08 $0.53 Share - Basic Weighted Average Shares Outstanding - Basic 27 , 201 26,641 26,479 23 , 555 18,261

STRONG EARNINGS Total Investment Income ($ in millions) Net Investment Income ($ in millions) $25.0 $20.0 $15.0 $10.0 $5.0 $0 $12.0 $10.0 $ 8 . . 0 $6.0 $4.0 $2.0 $0 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21

INCOME SOURCES $24,000 $21,000 Q ) $18,000 E 0 (.) . . C . , : C: Q) .. E ., (/) $15,000 $12,000 Q ) > C: .. c . o , $9,000 $6,000 $3,000 $0 04 - 20 01 - 21 02 - 21 03 - 21 04 - 21 LOANS - CASH EQUIPMEN T FINANCIN G - CASH + 010 ACCELERATED 010 + FEES

DEBT PORTFOLIO YIELDS $700 ...., ti) 0 (.) $600 15% - < .. . . t . i ) ., ! - . · r:: C. Q) , - , $500 . . E .., = † .,, - C , D u,= 13% Q) E n r > : : . - _, CD ::::, r+ D ) cc CD ...., .c $400 Q ) C .. c .. o , 11% $300 $200 17% 0 01 - 20 02 - 20 03 - 20 04 - 20 01 - 21 02 - 21 03 - 21 04 - 21 - Tota l Deb t Investments ( Cost $ Millions) ---- Effectiv e Yield (includin g fe e income ) ---- Core Yield

ROAAIROAE Return on Average Assets% (ROAA) Return on Average Equity% (ROAE) 9.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 14.0% Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 - TRIN - PEER GROUP - TRIN - PEER GROUP Peer Group Includes AINV. ARCC, BBDC, BKCC, FCRD. FSK, GBDC, MAIN. NMFC,OCSL,OXSQ,PNNT.PSEC,SLRC,TCPC,TSLX.TPVG,HRZN.HTGC

DIVIDEND GROWTH $3.00 $2.50 Q) I c . . o en I.. $2.00 Q ) a. "C C: Q ) $1.50 "C ' a > $1.00 $0.50 $0 0 1 Regular Dividend $0.40 0 1 Supplemental Dividend $0.15 Total 01 Dividend $0.55 2022 Supplemental Dividend $0.60 (subject to Board Approval) - CUMMULATIVE - SUPPLEMENTAL DIVIDEND

VENTURE CAPITAL MARKET $350 17 , 0 54 18,000 16,000 $300 14,000 $250 Q . w .. 12,000 0 w cii - $200 0 "ft C, 10,000 z - > z 0 ::J 0 J m Cl:: in z 8,000 J> .:::::, $150 r - 0 0 j ..J Q 6,000 $100 4,000 $50 2.000 0 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 - VCDOLLARS #OFDEALS

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Our Credit Team is Growing Scalable Systems

Limite d Fi Covenant Enterpris Value In - house Expertise Highers of Under w (.) z w a :: w IL IL - Q

UNDERWRITING REPORT AND 1.C. VOTE INITIAL RATING TERM SHEET ISSUANCE TORY CE & ITE PRELIMINARY DILIGENCE

TRIN RIA WAREHOUSE FUND LIFE SCIENCES FUND ":JUMBO" LOANS FUND RIA is a subsidiary of TRIN Fee income rolls up to TRIN as dividend Expense allocated down Monetizing existing platform with multiple financing products OTHER OPPORTUNITIES *Subject to receiving exemptive relief from SEC

INVESTMENT IN PEOPLE ALWAYS PRODUCES - STEVE BROWN THE BEST RETURN ON INVESTMENT CHAIRMAN AND CEO -